Exhibit 99.2

scansource®

CFO COMMENTARY
Q2 FY 2018

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company's SEC filings on Form 10-K for the year ended June 30, 2017 and subsequent reports on Form 10-Q. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, February 6, 2018 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

SECOND QUARTER SUMMARY

We delivered both strong sales and non-GAAP profitability growth during the second quarter. Our record quarterly net sales exceeded $1 billion for the first time with 10% organic sales growth. GAAP EPS of $0.31 includes a $0.26 unfavorable impact from one-time tax reform charges. Both net sales and non-GAAP EPS were above the high end of our forecast range. For second quarter fiscal year 2018, we earned a return on invested capital of 13.3%, which reflects a 21% increase in adjusted EBITDA. As a result of tax reform legislation enacted in December, we recognized one-time tax reform charges of approximately $6.7 million, or a $0.26 impact on GAAP diluted EPS. Excluding these tax charges, our effective tax rate for the quarter was lower than planned.

Q2 FY18 Results:

NET SALES

$1.03 billion

Forecast: $950 million to $1.01 billion

GAAP DILUTED EPS

$0.31

Forecast: $0.54 to $0.60

NON-GAAP DILUTED EPS

$0.90

Forecast: $0.76 to $0.82

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 1 February 6, 2018

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2018

HIGHLIGHTS

$ in millions, except EPS	Q2 FY18	Q1 FY18	Q2 FY17	*Y/Y Change*
Net sales	$1,032.2	$924.6	$904.8	*+14%*
Gross profit	113.0	105.9	98.5	*+15%*
Gross profit margin %	*10.9%*	*11.5%*	*10.9%*	*+5 bps*
Operating income	22.3	7.6	23.3	*-4%*
Operating income %	*2.2%*	*0.8%*	*2.6%*	*-41 bps*
Non-GAAP operating income	34.7	30.6	29.6	*+18%*
Non-GAAP operating income %	*3.4%*	*3.3%*	*3.3%*	*+10 bps*
GAAP net income	8.0	4.1	23.0	*-65%*
Non-GAAP net income	23.0	19.4	19.1	*+21%*
GAAP diluted EPS	$0.31	$0.16	$0.91	*-66%*
Non-GAAP diluted EPS	$0.90	$0.76	$0.75	*+20%*

- Record net sales of $1 billion
  - Above the high end of forecast range
  - 10% Y/Y organic growth
- WW Barcode, Networking & Security segment drove sales growth, including higher big deals in North America
- Gross profit margin of 10.9%
  - Q/Q decrease from higher mix of large deals
  - Y/Y includes higher margins from POS Portal acquisition
- Non-GAAP operating income (+18%) grew faster than net sales growth (+14%)
- Operating income margin was 2.2%, and non-GAAP operating income margin increased to 3.4%
- GAAP net income includes one-time tax reform charges of $6.7 million, or a $0.26 impact on GAAP diluted EPS
- Non-GAAP EPS increased 20% Y/Y to $0.90
  - Includes a $0.07 per share benefit from tax reform lower rates

scansource.com 2 February 6, 2018

CFO COMMENTARY Q2 FY2018 ScanSource, Inc. scansource.com Q2 FY18 Q1 FY18 Q2 FY17 Net sales $719.8 $620.3 $593.8 Gross profit $62.0 $57.5 $49.0 Gross margin 8.6% 9.3% 8.2% Operating income $15.5 $14.0 $12.1 Operating income % 2.2% 2.3% 2.0% Non-GAAP operating income $17.9 $15.9 $13.2 Non-GAAP operating income % 2.5% 2.6% 2.2% February 6, 2018 WORLDWIDE BARCODE, NETWORKING & SECURITY • Record net sales of $720 million - Driven by higher big deals in North America from federal business, mobile computing, POS systems, and physical security • Gross profit margin of 8.6% - Q/Q decrease from higher mix of big deals at lower margins - Y/Y increase from addition of higher margin POS Portal acquisition • Operating income margin of 2.2% increased 12 basis points Y/Y • Non-GAAP operating income margin of 2.5% increased 26 basis points Y/Y 3 $594 $549 $619 $620 $720 $300 $400 $500 $600 $700 $800 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Net Sales, $ in millions Y/Y Growth +21% Y/Y Organic Growth +16% $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration.

CFO COMMENTARY Q2 FY2018 ScanSource, Inc. scansource.com Q2 FY18 Q1 FY18 Q2 FY17 Net sales $312.4 $304.2 $311.0 Gross profit $51.0 $48.5 $49.6 Gross margin 16.3% 15.9% 15.9% Operating income $6.8 $(6.3) $11.5 Operating income % 2.2% (2.1)% 3.7% Non-GAAP operating income $16.9 $14.7 $16.4 Non-GAAP operating income % 5.4% 4.8% 5.3% February 6, 2018 WORLDWIDE COMMUNICATIONS & SERVICES 4 $311 $265 $298 $304 $312 $0 $100 $200 $300 $400 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Net Sales, $ in millions Y/Y Growth +0.5% Y/Y Organic Growth (1)% $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. • Net sales of $312 million - Strong sales growth in Latin America, offset by declines in North America and Europe in constant currency - Intelisys net sales increased 22% Y/Y • Gross profit margin increased to 16.3% from improved vendor program recognition and higher services mix in North America • Operating income margin decreased to 2.2% from increased expense for the change in fair value of contingent consideration • Non-GAAP operating margin of 5.4% increased 15 basis points Y/Y

ScanSource, Inc.

CFO COMMENTARY
Q2 FY2018

WORKING CAPITAL

$ in millions	Q2 FY18	Q1 FY18	Q2 FY17
Accounts receivable (Q/E)	$717.3	$661.4	$620.6
Days sales outstanding in receivables*	60	63	60
Inventory (Q/E)	$581.8	$597.3	$512.9
Inventory turns*	6.2	5.8	6.0
Accounts payable (Q/E)	$515.3	$534.9	$476.3
Paid for inventory days*	9.4	10.1	6.5
Working capital (Q/E) (AR+INV–AP)	$783.8	$723.8	$657.1

* *Excludes the impact of the POS Portal acquisition, completed 7/31/17, for Q1 FY18 and Intelisys for all periods*

- Working capital of $783.8, up 19% Y/Y and 8% Q/Q
- Additional working capital investment to support faster growth
  - Strong sales late in the quarter
  - Lower accounts payable days from timing of accounts payable
- Days sales outstanding in receivables at 60 days are in line with current trends
- Inventory turns improved to 6.2x with inventory up 13% Y/Y and down 3% Q/Q

scansource.com 5 February 6, 2018

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2018

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q2 FY18	Q1 FY18	Q2 FY17
Adjusted EBITDA (QTR)	$39.4	$35.2	$32.6
Adjusted ROIC (QTR)*	13.3%	13.0%	13.8%
Operating cash flow (QTR)	$(46.8)	$(37.4)	$29.5
Operating cash flow, trailing 12-months	$(25.0)	$51.2	$128.4
Cash and cash equivalents (Q/E)	$35.4	$23.6	$45.1
Debt (Q/E)	$360.9	$285.8	$141.7
Net debt to adjusted EBITDA, trailing 12-months	2.4x	2.0x	0.9x
Shares repurchased – # of shares (QTR)	--	--	100,530
Shares repurchased – dollars (QTR)	--	--	$3.5
Remaining authorization under plan (as of Q/E)	$99.7	$99.7	$99.7

* *Excludes non-GAAP adjustments and change in fair value of contingent consideration*

- Adjusted EBITDA of $39.4 million, up 21% Y/Y, from operating leverage on higher sales volume and the addition of the POS Portal acquisition
- Adjusted return on invested capital of 13.3%, down from prior year due to higher invested capital
- Operating cash flow was $(46.8) for the second quarter
- Expect to generate operating cash flow during the remainder of fiscal year 2018 from operating income and lower working capital investment
- Cash balances of $35.4 million at 12/31/17, including $26.8 million held outside of the U.S.
- Net debt to trailing 12-months adjusted EBITDA is 2.4x
- No shares repurchased during the quarter
- Balance sheet remains strong and provides us with the ability to execute our capital allocation plan

scansource.com 6 February 6, 2018

CFO COMMENTARY Q2 FY2018 ScanSource, Inc. scansource.com February 6, 2018 Q3 FY2018 OUTLOOK* 7 For the quarter ending March 31, 2018: Forecast Range: $860 million to $920 million Forecast Range: $0.44 to $0.50 per share Forecast: Range $0.67 to $0.73 per share NET SALES GAAP DILUTED EPS NON-GAAP DILUTED EPS • Outlook as of February 6, 2018 • Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration and acquisition costs • Forecast midpoint reflects organic sales growth of approximately 5% • Reflects the following FX rates: $1.22 to EUR 1.00 for the Euro, $0.31 to R$1.00 for the Brazilian real (R$3.23 to $1), and $1.38 to GBP 1.00 for the British pound • Expect foreign currency translation to positively impact sales by approximately $15 million • Expect interest expense to increase from higher interest rates and average debt balances similar to the December 2017 quarter • Includes impact from U.S. tax reform and assumes a lower tax rate of 30% for the quarter Q3 FY17: Net sales $814 million Q3 FY17: GAAP diluted EPS $0.49 Q3 FY17: Non-GAAP diluted EPS $0.65

CFO COMMENTARY Q2 FY2018 ScanSource, Inc. scansource.com February 6, 2018 FORWARD-LOOKING STATEMENTS This CFO Commentary contains certain comments that are “forward-looking” statements, including statements about expected EBITDA, return on invested capital (“ROIC”), sales, GAAP diluted earnings per share (“EPS”), and non-GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward- looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, changes in interest and exchange rates and regulatory regimes impacting our international operations, the impact of tax reform laws, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2017, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward- looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. NON-GAAP FINANCIAL INFORMATION In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non- GAAP diluted EPS, adjusted EBITDA, ROIC and net sales excluding the impact of foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 8

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)

	Quarter Ended December 31, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 22,341	$ 20,310	$ 7,969	$ 0.31
Adjustments:				
Amortization of intangible assets	5,487	5,487	3,648	0.14
Change in fair value of contingent consideration	6,913	6,913	4,742	0.18
Tax reform charges (a)	-	-	6,689	0.26
Non-GAAP measure	$ 34,741	$ 32,710	$ 23,048	$ 0.90

	Quarter Ended September 30, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 7,598	$ 6,780	$ 4,147	$ 0.16
Adjustments:				
Amortization of intangible assets	5,011	5,011	3,261	0.13
Change in fair value of contingent consideration	16,881	16,881	11,005	0.43
Acquisition costs (b)	172	172	172	0.01
Legal settlement, net of attorney fees	952	952	771	0.03
Non-GAAP measure	$ 30,614	$ 29,796	$ 19,356	$ 0.76

	Quarter Ended December 31, 2016			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 23,275	$ 35,781	$ 23,036	$ 0.91
Adjustments:				
Amortization of intangible assets	4,165	4,165	2,740	0.11
Change in fair value of contingent consideration	1,791	1,791	1,000	0.04
Acquisition costs (b)	335	335	335	0.01
Legal settlement, net of attorney fees	-	(12,777)	(8,047)	(0.32)
Non-GAAP measure	$ 29,566	$ 29,295	$ 19,064	$ 0.75

(a) As a result of tax reform laws enacted in the United States and Belgium, the Company recognized a one-time charge of $6.7 million in the December quarter from the estimated impact of the inclusion of foreign earnings and revaluation of deferred tax assets and liabilities.
(b) Acquisition costs are nondeductible for tax purposes.

scansource.com 9 February 6, 2018

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended December 31, 2017:			
Q2 FY18 net sales, as reported	$ 719,786	$ 312,427	$ 1,032,212
Foreign exchange impact (a)	(9,669)	(4,162)	(13,831)
Q2 FY18 net sales, constant currency	710,117	308,265	1,018,381
Less: Acquisitions	(19,706)	-	(19,706)
Q2 FY18 net sales, constant currency excluding acquisitions	$ 690,410	$ 308,265	$ 998,675
Q2 FY17 net sales, as reported	$ 593,833	$ 310,959	$ 904,792
Less: Acquisitions	-	-	-
Q2 FY17 net sales, excluding acquisitions	$ 593,833	$ 310,959	$ 904,792
Y/Y % Change:			
As reported	**21.2%**	**0.5%**	**14.1%**
Constant currency	**19.6%**	**-0.9%**	**12.6%**
Constant currency, excluding acquisitions (organic growth)	**16.3%**	**-0.9%**	**10.4%**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2017 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended December 31, 2016.

scansource.com 10 February 6, 2018

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended December 31, 2017				
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated	YTD FY18 Consolidated
Net sales	$ 719,786	$ 312,426	$ -	$ 1,032,212	$ 1,956,771
GAAP operating income	$ 15,542	$ 6,799	$ -	$ 22,341	$ 29,939
Adjustments:					
Amortization of intangible assets	2,309	3,177	-	5,487	10,498
Change in fair value of contingent consideration	-	6,913	-	6,913	23,794
Acquisition costs	-	-	-	-	172
Legal settlement	-	-	-	-	952
Non-GAAP operating income	$ 17,852	$ 16,889	$ -	$ 34,741	$ 65,355
GAAP operating income % (of net sales)	2.16%	2.18%	n/m	2.16%	1.53%
Non-GAAP operating income % (of net sales)	2.48%	5.41%	n/m	3.37%	3.34%

($ in thousands)	Quarter Ended September 30, 2017			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 620,329	$ 304,230	$ -	$ 924,559
GAAP operating income	$ 14,035	$ (6,265)	$ (172)	$ 7,598
Adjustments:				
Amortization of intangible assets	1,774	3,237	-	5,011
Change in fair value of contingent consideration	69	16,812	-	16,881
Acquisition costs	-	-	172	172
Legal settlement		952	-	952
Non-GAAP operating income	$ 15,878	$ 14,736	$ -	$ 30,614
GAAP operating income % (of net sales)	2.26%	-2.06%	n/m	0.82%
Non-GAAP operating income % (of net sales)	2.56%	4.84%	n/m	3.31%

($ in thousands)	Quarter Ended December 31, 2016 (a)			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 593,833	$ 310,959	$ -	$ 904,792
GAAP operating income	$ 12,131	$ 11,479	$ (335)	$ 23,275
Adjustments:				
Amortization of intangible assets	1,079	3,086	-	4,165
Change in fair value of contingent consideration	-	1,791	-	1,791
Acquisition costs	-	-	335	335
Non-GAAP operating income	$ 13,210	$ 16,356	$ -	$ 29,566
GAAP operating income % (of net sales)	2.04%	3.69%	n/m	2.57%
Non-GAAP operating income % (of net sales)	2.22%	5.26%	n/m	3.27%

n/m = not meaningful

(a) Reflects reclassifications between segments for certain geographies to provide comparable financial information.

scansource.com 11 February 6, 2018

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital

($ in thousands)

	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17
Adjusted return on invested capital (ROIC), annualized (a)	**13.3%**	**13.0%**	**13.2%**	**12.6%**	**13.8%**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 7,969	$ 4,147	$ 18,970	$ 12,424	$ 23,037
Plus:					
Interest expense	2,285	1,585	934	780	912
Income taxes	12,342	2,633	4,450	7,147	12,744
Depreciation and amortization	9,901	8,864	6,276	6,880	6,588
EBITDA	32,497	17,229	30,630	27,231	43,281
Adjustments:					
Change in fair value of contingent consideration	6,913	16,881	1,290	1,960	1,791
Acquisition costs	-	172	422	-	335
Interest income related to tax settlement	-	-	(1,382)	-	-
Legal settlement, net of attorney fees	-	952	-	-	(12,777)
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	**$ 39,410**	**$ 35,234**	**$ 30,960**	**$ 29,191**	**$ 32,630**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 852,976	$ 837,145	$ 808,719	$ 787,536	$ 773,161
Equity - end of quarter	860,787	852,976	837,145	808,719	787,536
Adjustments:					
Change in fair value of contingent consideration, net of tax	4,742	11,005	680	1,194	1,000
Acquisition costs, net of tax	-	172	422	-	335
Tax settlement and related interest income, net of tax	-	771	(5,370)	-	-
Legal settlement, net of attorney fees, net of tax	-	-	-	-	(8,047)
Tax reform charges	6,689				
Average equity	862,597	851,035	820,798	798,725	776,993
Average funded debt (b)	311,327	224,956	117,970	137,597	162,483
Invested capital (denominator for ROIC)(non-GAAP)	**$ 1,173,924**	**$ 1,075,991**	**$ 938,768**	**$ 936,322**	**$ 939,476**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 12 February 6, 2018

ScanSource, Inc.
CFO COMMENTARY
Q2 FY2018

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17	Q1 FY17	Q4 FY16	Q3 FY16
Debt (Q/E)	$ 360,932	$ 285,763	$ 97,300	$ 113,934	$ 141,666	$ 166,141	$ 76,856	$ 79,844
Less: Cash and cash equivalents (Q/E)	(35,435)	(23,616)	(56,094)	(62,187)	(45,071)	(45,125)	(61,400)	(40,849)
Net debt (Q/E)	**$ 325,497**	**$ 262,147**	**$ 41,206**	**$ 51,747**	**$ 96,595**	**$ 121,016**	**$ 15,456**	**$ 38,995**
Reconciliation of Net Income to Adjusted EBITDA								
Net income - GAAP	$ 7,969	$ 4,147	$ 18,970	$ 12,424	$ 23,037	$ 14,816	$ 12,925	$ 14,042
Plus:								
Interest expense	2,285	1,585	934	780	912	589	440	694
Income taxes	12,342	2,633	4,450	7,147	12,744	7,908	5,678	7,311
Depreciation and amortization	9,901	8,864	6,276	6,880	6,588	5,224	4,584	4,281
EBITDA	32,497	17,229	30,630	27,231	43,281	28,537	23,627	26,328
Adjustments:								
Change in fair value of contingent consideration	6,913	16,881	1,290	1,960	1,791	169	(3,226)	1,139
Acquisition costs	-	172	422	-	335	498	553	29
Interest income related to tax settlement	-	-	(1,382)	-	-	-	-	-
Legal settlement, net of attorney fees	-	952	-	-	(12,777)	-	-	-
Adjusted EBITDA (non-GAAP)	$ 39,410	$ 35,234	$ 30,960	$ 29,191	$ 32,630	$ 29,204	$ 20,954	$ 27,496
Adjusted EBITDA, TTM (a)	**$ 134,795**	**$ 128,015**	**$ 121,985**	**$ 111,979**	**$ 110,284**			
Net Debt / Adjusted EBITDA, TTM (a)	**2.4x**	**2.0x**	**0.3x**	**0.5x**	**0.9x**			

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 13 February 6, 2018

CFO COMMENTARY Q2 FY2018 ScanSource, Inc. scansource.com February 6, 2018 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q3 FY18 Outlook 14 ($ in thousands) Forecast for Quarter ending March 31, 2018 Range Low Range High GAAP diluted EPS $ 0.44 $ 0.50 Adjustments: Amortization of intangible assets 0.14 0.14 Change in fair value of contingent consideration 0.09 0.09 Non-GAAP diluted EPS $ 0.67 $ 0.73